UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2016

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Lane, Suite 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to Provider Membership Interest Purchase Agreement

As previously disclosed in “Item 5. – Other Information” in the Quarterly Report on Form 10-Q of Spark Energy, Inc. (the “Company”) for the quarter ended March 31, 2016 (the “Quarterly Report”), the Company, Spark HoldCo, LLC, a Delaware limited liability company (“Spark HoldCo”), Provider Power, LLC (the “Seller”), and Kevin B. Dean and Emile L. Clavet (the “Seller Representatives”), entered into a membership interest purchase agreement (the “Provider Purchase Agreement”) on May 3, 2016, pursuant to which Spark HoldCo agreed to purchase, and the Seller agreed to sell, all of the outstanding membership interests in each of Electricity Maine, LLC, a Maine limited liability company; Electricity N.H., LLC, a Maine limited liability company; and Provider Power Mass, LLC, a Maine limited liability company (collectively, the “Provider Companies”).

On July 26, 2016, the Company, Spark HoldCo, the Seller and the Seller Representatives entered into that certain Amendment No. 1 to the Provider Purchase Agreement (the “Provider Amendment”), to, among other things, change certain commercial terms and update, correct and clarify certain provisions of the Provider Purchase Agreement. Pursuant to the terms of the Provider Amendment, the additional consideration that Spark HoldCo may be required to pay based upon achievement by the Provider Companies of certain customer count criteria has been increased from up to $4,000,000 to up to $9,000,000, with the amount of the consideration being no less than $5,000,000 in any event. Additionally, the Provider Amendment decreases the escrow amount of each installment and the total escrow amount, shortens the date on which the escrow funds may be released from the two year anniversary of the closing date to the eighteen month anniversary of the closing date, and provides for minimum thresholds before certain indemnification obligations are triggered.

The foregoing description of the Provider Amendment and the description of the Provider Purchase Agreement in the Quarterly Report are qualified in their entirety by reference to the full text of the Provider Amendment and the Provider Purchase Agreement, which are filed as Exhibit 2.1 to this Current Report on Form 8-K and Exhibit 2.1 to the Quarterly Report, respectively, and are incorporated in this Item 1.01 by reference.

Amended and Restated Subscription Agreement

Also as previously disclosed in “Item 5. – Other Information” in the Quarterly Report, in order to fund the purchase price under the Provider Purchase Agreement, the Company, Spark HoldCo and Retailco, LLC, a Texas limited liability company (“Retailco”), entered into a subscription agreement (the “Subscription Agreement”), dated as of May 3, 2016, which provided for the sale by the Company and Spark HoldCo, and the purchase by Retailco, of 900,000 shares of the Company’s Class B common stock (and a corresponding number of Spark HoldCo units) at an aggregate purchase price of $18,000,000.

On July 26, 2016, the Company, Spark HoldCo and Retailco entered into that certain Amended and Restated Subscription Agreement (the “Amended and Restated Subscription Agreement”). The Amended and Restated Subscription Agreement amends and restates the prior Subscription Agreement in its entirety, and provides for a reduction in the number of shares of the Company’s Class B common stock to be sold to

Retailco to 699,742 (and a corresponding reduction in the number of Spark HoldCo units to be sold to 699,742). The aggregate purchase price under the Amended and Restated Subscription Agreement has correspondingly been reduced to $13,994,840.

The foregoing description of the Amended and Restated Subscription Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Amendment to Credit Agreement

The Company entered into Amendment No. 4 to its Amended and Restated Credit Agreement, effective August 1, 2016, by and among the Company, Spark HoldCo, Spark Energy, LLC, Spark Energy Gas, LLC, CenStar Energy Corp, CenStar Operating Company, LLC, Oasis Power Holdings, LLC and Oasis Power, LLC, as co-borrowers, the banks party thereto and Société Générale, as administrative agent (the “Amendment No. 4”).

Amendment No. 4 amends the Company’s Amended and Restated Credit Agreement, dated as of July 8, 2015, among the Company, Spark HoldCo, Spark Energy, LLC, Spark Energy Gas, LLC, CenStar Energy Corp, and CenStar Operating Company, LLC, as co-borrowers, the banks party thereto and Société Générale, as administrative agent (the “Amended and Restated Credit Agreement”), to, among other things, provide for the transactions contemplated by the Provider Purchase Agreement, as amended by the Provider Amendment.

Additionally, Amendment No. 4 provides for certain additional amendments to the Amended and Restated Credit Agreement automatically upon the closing of the Membership Interest Purchase Agreement by and among the Company, Spark HoldCo, National Gas & Electric, LLC, a Texas limited liability company, and Retailco, dated as of May 3, 2016 (the “Major Purchase Agreement”), related to the purchase by Spark HoldCo of Major Energy Services LLC, a New York limited liability company, Major Energy Electric Services LLC, a New York limited liability company, and Respond Power, LLC, a New York limited liability company (the “Major Energy Companies”), if such closing occurs prior to September 30, 2016. Upon closing of the Major Purchase Agreement, the Major Energy Companies will become unrestricted subsidiaries, as that term is defined in the Amended and Restated Credit Agreement.

The foregoing description of Amendment No. 4 is qualified in its entirety by reference to the full text of Amendment No. 4, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

Retailco is wholly and indirectly owned by W. Keith Maxwell III, the Company’s Chairman of the Board and founder. W. Keith Maxwell III also controls a majority of the Company’s voting securities through the shares of Class A Common Stock he directly owns and the shares of Class B Common Stock owned by two subsidiaries, Retailco and NuDevco Retail, LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2016, the transactions pursuant to the Provider Purchase Agreement, as amended by the Provider Amendment, closed and Spark HoldCo acquired all of the outstanding membership interests in the Provider Companies. The description of the Provider Purchase Agreement, as amended by the Provider Amendment, included in Item 1.01 above is incorporated in this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 1, 2016, and pursuant to the Amended and Restated Subscription Agreement, the Company and Spark HoldCo issued 699,742 shares of the Company’s Class B common stock (and a corresponding number of Spark HoldCo units) to Retailco for aggregate proceeds of $13,994,840. The issuance of the shares of Class B common stock and corresponding Spark HoldCo units were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

For a description of the exchange rights of the Class B common stock and Spark HoldCo units, please see “Note 1 — Formation and Organization — Exchange and Registration Rights” in the Quarterly Report, which description is incorporated in this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure.

On August 1, 2016, the Company issued a press release announcing the closing of the transactions under the Provider Purchase Agreement, as amended by the Provider Amendment, as well as announcing the date of the Company's earnings release for the quarter ended June 30, 2016, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
2.1#	Amendment No. 1 to the Membership Interest Purchase Agreement, dated as of July 26, 2016, by and among Spark Energy, Inc., Spark HoldCo, LLC, Provider Power, LLC, Kevin B. Dean and Emile L. Clavet.
10.1	Amended and Restated Subscription Agreement, dated as of August 1, 2016, by and among Spark Energy, Inc., Spark HoldCo, LLC and Retailco, LLC.
10.2
Amendment No. 4 to Amended and Restated Credit Agreement, dated as of July 27, 2016 and effective as of August 1, 2016, by and among the Company, Spark HoldCo, Spark Energy, LLC, Spark Energy Gas, LLC, CenStar Energy Corp, CenStar Operating Company, LLC, Oasis Power Holdings, LLC and Oasis Power, LLC, as co-borrowers, the banks party thereto and Société Générale, as administrative agent.

99.1	Press Release of Spark Energy, Inc., dated August 1, 2016.

#	The registrant agrees to furnish supplementally a copy of any schedules to the Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2016	SPARK ENERGY, INC.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1#	Amendment No. 1 to the Membership Interest Purchase Agreement, dated as of July 26, 2016, by and among Spark Energy, Inc., Spark HoldCo, LLC, Provider Power, LLC, Kevin B. Dean and Emile L. Clavet.
10.1	Amended and Restated Subscription Agreement, dated as of August 1, 2016, by and among Spark Energy, Inc., Spark HoldCo, LLC and Retailco, LLC.
10.2
Amendment No. 4 to Amended and Restated Credit Agreement, dated as of July 27, 2016 and effective as of August 1, 2016, by and among the Company, Spark HoldCo, Spark Energy, LLC, Spark Energy Gas, LLC, CenStar Energy Corp, CenStar Operating Company, LLC, Oasis Power Holdings, LLC and Oasis Power, LLC, as co-borrowers, the banks party thereto and Société Générale, as administrative agent.

99.1	Press Release of Spark Energy, Inc., dated August 1, 2016.

#	The registrant agrees to furnish supplementally a copy of any schedules to the Commission upon request.